Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fleetwood Enterprises, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•                  the Quarterly Report of the Company on Form 10-Q for the period ended January 25, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2004

/s/ EDWARD B. CAUDILL
Edward B. Caudill
President and Chief Executive Officer

/s/ BOYD R. PLOWMAN
Boyd R. Plowman
Executive Vice President and Chief Financial Officer